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                   SECURITIES AND EXCHANGE COMMISSION


                         Washington, D.C. 20549



                                FORM 8-K


                             CURRENT REPORT




      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934


Date of Report (Date of earliest event reported) Report Filed Under Item
5


                         Multi-Color Corporation
________________________________________________________________________
         (Exact name of registrant as specified in its charter)

          Ohio                     0-16148                31-1125853
________________________________________________________________________
(State or other jurisdiction     (Commission         (IRS Employer
     of incorporation)           File Number)     Identification No.)

4575 Eastern Avenue, Cincinnati, Ohio                          45226
________________________________________________________________________
      (Address of principal executive offices)                  Zip Code


Registrant's telephone number, including area code  (513) 321-5381




     (Former name or former address, if changed since last report.)



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Item 5.     Other Events.

            This Form 8-K is filed for the purpose of supplying the press release issued by Multi-Color Corporation (the "Company") on February 29, 1996 relating to the Company's execution of an Amended and Restated Loan Agreement with its Lenders.

                            INDEX TO EXHIBITS
                         MULTI-COLOR CORPORATION




Number                     Exhibit Description

99                            Press Release

                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MULTI-COLOR CORPORATION



Date:  February 29, 1996           /s/ John C. Court
                                    ________________________
                                    John C. Court
                                    President